UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) July 1, 1999

                        Union Financial Services-1, Inc.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                    333-08929                   86-081775
    ------------------            ----------------            ----------------
(State or other jurisdiction       (Commission                 (IRS Employer
 of incorporation)                  File Number)             Identification No.)


6991 East Camelback Road, Suite B290, Scottsdale, Arizona                85251
------------------------------------------------------------      --------------
 (Address of principal executive offices)                             (Zip Code)

Registrant's telephone number,
 including area code:                                            (602) 947-7703
                                                                 ---------------

                                       N/A
                              --------------------
          (Former name or former address, if changed since last report)

Item 5.   Other Events.

     This Current Report on Form 8-K is being filed to file copies of an Underwriting Agreement between Union Financial Services-1, Inc. and PaineWebber Incorporated (hereinafter the "Underwriting Agreement") dated as of June 30, 1999 and the 1999 Supplemental Indenture of Trust by and between Union Financial Services-1, Inc. and Zions First National Bank dated as of July 1, 1999 (hereinafter the "Indenture"). The Underwriting Agreement and the Indenture were executed in connection with the issuance by Union Financial Services-1, Inc. of $278,700,000 of its Taxable Student Loan Asset-Backed Auction Rate Certificate Notes Series 1999 on July 1, 1999. The details of this issuance are contained in the Prospectus Supplement filed on June 21, 1999 (File No. 333-28551).

Item 7.  Financial Statements and Exhibits.

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits.

        The following Exhibits are furnished as part of this report:


Exhibit No.                    Description
------------              ----------------------------------------------------

        1 Underwriting Agreement between Union Financial Services-1, Inc. and PaineWebber Incorporated dated June 30, 1999.


        4.3 Series 1999 Supplemental Indenture of Trust between Union Financial Services-1, Inc. and Zions First National Bank dated July 1, 1999.

                                   SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               UNION FINANCIAL SERVICES-1, INC.


                                               By: /s/ Ronald W. Page
                                               --------------------------
                                               Ronald W. Page
                                               Senior Vice President


Dated: July 8, 1999

                                  EXHIBIT INDEX


Exhibit                                                                 Page
--------                                                               -------

  1                                                                      5

  4.3                                                                    28